UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2013

SP Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34933	27-3347359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5224 West Plano Parkway Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 931-5311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SP Bancorp, Inc. has identified an immaterial error in a disclosure appearing in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 6, 2013 (the “Form 10-K”). The table appearing on page 62 of the Form 10-K included a misclassification of certain amounts listed as “Noninterest-bearing liabilities” and “Equity” in the “2012–Average Outstanding Balance” column. The correct amount for “Noninterest-bearing liabilities” is $23,012 and the correct amount for “Equity” is $33,135. These changes resulted in the amount listed as “Total liabilities” being revised to $252,659. A copy of the corrected table has been reproduced in its entirety below for the convenience of the reader. Other than as described herein, no changes have been made to the Form 10-K.

	For the Years Ended December 31,
	2012			2011			2010
	Average Outstanding Balance	Interest	Yield/Rate	Average Outstanding Balance	Interest	Yield/Rate	Average Outstanding Balance	Interest	Yield/Rate
	(Dollars in thousands)
Interest-earning assets:
Loans	$223,886	$11,202	5.00%	$200,935	$10,666	5.31%	$174,778	$9,774	5.59%
Securities—taxable	14,580	158	1.08	19,219	327	1.70	13,023	321	2.46
Securities—nontaxable	3,042	104	3.42	5,797	205	3.54	1,991	74	3.72
Other interest-earning assets	25,768	141	0.55	19,454	102	0.52	29,777	171	0.57
FHLB of Dallas stock	1,343	5	0.37	1,155	4	0.35	1,162	4	0.34

Total interest-earning assets	268,619	11,610	4.32	246,560	11,304	4.58	220,731	10,344	4.69
Noninterest-earning assets	17,175			15,946			10,208

Total assets	$285,794			$262,506			$230,939

Interest-bearing liabilities:
Savings deposits	36,851	41	0.11	33,343	69	0.21	$33,319	$85	0.26
Money market	39,049	81	0.21	41,262	138	0.33	36,471	259	0.71
Demand deposit accounts	53,555	69	0.13	56,653	95	0.17	51,875	131	0.25
Certificates of deposit	76,646	942	1.23	68,152	1,040	1.53	60,758	1,185	1.95

Total deposits	206,101	1,133	0.55	199,410	1,342	0.67	182,423	1,660	0.91
Borrowings	23,546	299	1.27	20,711	447	2.16	19,877	457	2.30

Total interest-bearing liabilities	229,647	1,432	0.62	220,121	1,789	0.81	202,300	2,117	1.05
Noninterest-bearing liabilities	23,012			9,737			8,869

Total liabilities	252,659			229,858			211,169
Equity	33,135			32,648			19,770

Total liabilities and equity	$285,794			$262,506			$230,939

Net interest income		$10,178			$9,515			$8,227

Net interest rate spread (1)			3.70%			3.77%			3.64%
Net interest-earning assets (2)	$38,972			$26,439			$18,431

Net interest margin (3)			3.79%			3.86%			3.73%
Average of interest-earning assets to interest-bearing liabilities			116.97%			112.01%			109.11%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP BANCORP, INC.

Date: April 26, 2013	/s/ Suzanne C. Salls

Suzanne C. Salls
Executive Vice President and Chief Financial Officer